Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JUNE, 2000



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.8574%



        Excess Protection Level
          3 Month Average  5.35%
          June, 2000  4.94%
          May, 2000  5.52%
          April, 2000  5.60%


        Cash Yield                                  18.78%


        Investor Charge Offs                        4.56%


        Base Rate                                   9.28%


        Over 30 Day Delinquency                     4.60%


        Seller's Interest                           12.05%


        Total Payment Rate                          14.03%


        Total Principal Balance                     $ 54,839,173,315.51


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 6,607,972,797.02